UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  November 10, 2011

China Clean Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53773	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangyin Industrial Zone, Jiangyin Town Fuqing City, Fujian Province People’s Republic of China	350309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 235-0258

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2011, Fujian Zhongde Energy Co., Ltd., a wholly-owned subsidiary of China Clean Energy Inc. (the “Company”) entered into a Limited Liability Company Acquisition Agreement (the “Agreement”) with the owner of Handan Guanxin Technology Co., Ltd. (“Guanxin Technology”) to acquire 100% of the equity interest in Guanxin Technology.  Guanxin Technology is a supplier of specialty chemical feedstock in Hebei Province, People’s Republic of China.  The Company sought to acquire Guanxin Technology in order to mitigate its feedstock supply risk and have better control over the cost and quality of feedstock, which the Company uses in manufacturing biodiesel and specialty chemicals.  The consideration for the transaction includes a cash payment of approximately $13.1 million (RMB 83 million).  The transfer is to be completed within seven days from the date of the Agreement, during which time the Company is reviewing the books and records of Guanxin Technology.  If the books and records of Guanxin Technology do not agree with the information provided, the Company reserves the right to nullify the Agreement within the seven day period.

A copy of the Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.  The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this report is incorporated herein by reference.  The acquisition was completed on November 15, 2011.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements of Guanxin Technology will be filed by amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which we would be required to file a Current Report on Form 8-K related to the completion of the acquisition described in Item 2.01 of this report.

(b) Pro forma financial information.

The required pro forma information with respect to Guanxin Technology will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which we would be required to file a Current Report on Form 8-K related to the completion of the acquisition described in Item 2.01 of this report.

(d) Exhibits

Exhibit Number	Description
10.1
Limited Liability Company Acquisition Agreement, dated as of November 10, 2011, by and between Handan Guanxin Technology Co., Ltd. and Fujian Zhongde Energy Co., Ltd. (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of China Clean Energy Inc. filed with the Securities and Exchange Commission on November 14, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: November 16, 2011	By:	/s/ William Chen
		Name:	William Chen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Limited Liability Company Acquisition Agreement, dated as of November 10, 2011, by and between Handan Guanxin Technology Co., Ltd. and Fujian Zhongde Energy Co., Ltd. (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of China Clean Energy Inc. filed with the Securities and Exchange Commission on November 14, 2011).